UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 18, 2018

Synthesis Energy Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33522	20-2110031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Three Riverway, Suite 300, Houston, Texas 77056
(Address of Principal Executive Offices) (Zip Code)

(713) 579-0600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

          On October 18, 2018, Synthesis Energy Systems, Inc. (the “Company”) received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s delay in filing its Annual Report on Form 10-K for the year ended June 30, 2018 (the “Form 10-K”), the Company is not in compliance with the timely filing requirements for continued listing under Nasdaq Listing Rule 5250(c)(1). The notification letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.

          The Company filed a Notification of Late Filing on Form 12b-25 on September 28, 2018, indicating that the filing of the Form 10-K would be delayed until after the completion of the review of the disclosures and presentation contained in the Form 10-K of the impairment of certain investments of the Company.

          The notification letter stated that, under Nasdaq rules, the Company has 60 calendar days, or until December 17, 2018, to submit a plan to regain compliance with Nasdaq’s continued listing requirements. The Company can also regain compliance with Nasdaq’s continued listing requirements at any time before December 17, 2018, by filing the Form 10-K with the Securities and Exchange Commission (the “SEC”), as well as any subsequent periodic financial reports that may become due, and continuing to comply with Nasdaq’s other continued listing requirements.

          The Company’s management is working diligently with its independent registered accounting firm, RSM US LLP, to complete the Form 10-K. The Company intends to file with the SEC the Form 10-K and regain compliance with Nasdaq’s continued listing requirements as soon as practicable.

          On October 19, 2018, the Company issued a press release disclosing the Company’s receipt of the Nasdaq notification letter. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

          99.1 Press release dated October 19, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synthesis Energy Systems, Inc.

Date: October 19, 2018	By:	/s/ DeLome Fair
DeLome Fair
President and Chief Executive Officer

Exhibit Index

99.1	Press release dated October 19, 2018.